FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report: February 5, 2003

                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


Delaware                   1-12162                     13-3404508
(State of Incorporation)(Commission File No.)(I.R.S.Employer Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (address of principal executive offices)

          Registrant's telephone number, including area code: 312/322-8500


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Item 5. Other Events

     On February 5, 2003, BorgWarner Inc. announced that its Board of Directors had elected Timothy M. Manganello to the position of Chief Executive Officer, effective immediately. The information contained in the press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 BorgWarner Inc. Press Release dated February 5, 2003.



Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BORGWARNER INC.



                                   By:
                                        ----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated: February 5, 2003


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                                   EXHIBIT INDEX

(99.1)    BorgWarner Inc. Press Release dated February 5, 2003.